UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 12, 2022

ThredUp Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40249	26-4009181
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

969 Broadway, Suite 200 Oakland, California	94607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 402-5202
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	TDUP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On January 12, 2022, the board of directors (the “Board”) of ThredUp Inc. (the “Company”) appointed Coretha Rushing to the Board as a Class I director, effective as of January 13, 2022. Ms. Rushing was appointed to a newly created vacancy on the Board resulting from an increase in the size of the Board from eleven (11) directors to twelve (12) directors. Concurrent with her appointment as a director of the Company, Ms. Rushing was appointed to the Compensation Committee of the Board.

As a non-employee director, Ms. Rushing will be compensated for her services in the manner described in the Company’s current Non-Employee Director Compensation Policy. The Company has also entered into its standard form of Indemnification Agreement with Ms. Rushing in connection with her appointment to the Board.

There are no arrangements or understandings between Ms. Rushing, on the one hand, and any other persons, on the other hand, pursuant to which Ms. Rushing was selected as a director. Ms. Rushing has no family relationship with any director or executive officer of the Company. Furthermore, there are no transactions between Ms. Rushing and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

On January 13, 2022, the Company issued a press release announcing the appointment of Ms. Rushing to the Board. A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.

Item 9.01        Financial Statements and Exhibits.
(d)     Exhibits

Exhibit No.	Description

10.1*	Form of Indemnification Agreement between the Company and its directors and executive officers.
10.2**	Non-Employee Director Compensation Policy.
99.1	Press Release, dated January 13, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Incorporated by reference to Exhibit 10.1 filed with the Company’s Registration Statement on Form S-1 (File No. 333-253834), filed with the Securities and Exchange Commission on March 3, 2021.
** Incorporated by reference to Exhibit 10.7 filed with the Company’s Registration Statement on Form S-1 (File No. 333-253834), filed with the Securities and Exchange Commission on March 3, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THREDUP INC.

Date: January 13, 2022	By:	/s/ Sean Sobers
Sean Sobers
Chief Financial Officer